Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
The following unaudited pro forma condensed combined balance sheet as of June 30, 2014 and the unaudited pro forma condensed combined statement of operations for the fiscal year ended December 30, 2013 and for the six months ended June 30, 2014 are based on the historical consolidated financial statements of Papa Murphy’s Holdings, Inc. (the “Company”), the historical carve-out financial statements of TBD Business Group, the historical financial statements of KK Great Pizza, LLC ("KK Great Pizza"), and the historical financial statements of Drake Enterprises Incorporated ("Drake Enterprises"). The unaudited pro forma condensed combined balance sheet gives effect to certain transactions as if they had occurred as of June 30, 2014, and the unaudited pro forma condensed combined statement of operations gives effect to certain transactions as if they had occurred as of January 1, 2013.
The unaudited pro forma condensed combined statement of operations gives pro forma effect to the following transactions:

▪	The "2013 Store Acquisitions":

•	KK Great Pizza acquisition: Acquisition of four franchise stores in Minnesota and Wisconsin from a franchise owner completed on November 4, 2013;

•	TBD Business Group acquisition: Acquisition of four stores in Idaho from a franchise owner completed on December 16, 2013;

▪	The "2014 Store Acquisition":

•	Drake Enterprises acquisition: Acquisition of nine franchise stores in the Minneapolis, MN area from a franchise owner completed on August 18, 2014.
The unaudited pro forma condensed combined balance sheet gives pro forma effect to the 2014 Store Acquisition. The 2013 Store Acquisitions were reflected in the Company's unaudited consolidated balance sheet as of June 30, 2014.
As a result of the transactions described above, pro forma adjustments were made to our historical results of operations to reflect:

▪	Changes in assets and liabilities to record the preliminary estimates of fair value of the acquired businesses at the date of closing of the acquired businesses;

▪	Changes in depreciation and amortization expense resulting from preliminary estimates of fair value adjustments to net tangible assets and amortizable intangible assets of the acquired businesses;

▪	The changes to our debt resulting from the transactions described above;

▪	The changes in interest expense resulting from the transactions described above; and

▪	The effect of the above adjustments on income tax expense.
The 2013 Store Acquisitions and the 2014 Store Acquisition (together, the "Store Acquisitions") were accounted for as business combinations using the acquisition method of accounting, which established a new basis of accounting for all assets acquired and liabilities assumed at fair value. The unaudited pro forma adjustments are based upon currently available information and certain assumptions that are factually supportable and that we believe are reasonable under the circumstances. For acquisitions that have been reflected in our audited financial statements and for which the measurement period has closed, the adjustments reflect our actual acquisition method accounting. The excess purchase consideration over the fair value of the net assets acquired is recorded as goodwill.
The unaudited pro forma condensed combined financial information is presented for informational purposes only and does not purport to present what our actual consolidated results of operations would have been had the transactions occurred on the dates indicated, nor are they necessarily indicative of future results of operations. Historical results are not necessarily indicative of results that may be expected for any future period. The unaudited pro forma condensed combined financial information should be read in conjunction with the Company's historical consolidated financial statements and accompanying notes included in the Company's Registration Statement

(Registration No. 333-194488) which was declared effective by the U.S. Securities and Exchange Commission on May 1, 2014 (as amended, the "Registration Statement") and the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2014, TBD Business Group's historical carve-out financial statements and the accompanying notes included in the Registration Statement, KK Great Pizza's historical financial statements and the accompanying notes included in the Registration Statement, and Drake Enterprises' historical financial statements and accompanying notes included in this Form 8-K/A in Exhibit 99.1 for the year ended December 30, 2013 and the six months ended June 30, 2014.
Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined financial information.

PAPA MURPHY’S HOLDINGS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2014
(dollars in thousands)

	HISTORICAL COMPANY(1)	HISTORICAL DRAKE ENTERPRISES(2)	ACQUISITION ACCOUNTING ADJUSTMENTS(3)		PRO FORMA
ASSETS
Current assets:
Cash and cash equivalents	$4,009	$322	$(893)	(a)	$3,438
Accounts receivable, net	4,397	—	(8)	(b)	4,389
Notes receivable, net	59	—	—		59
Inventories	440	42	—		482
Prepaid expenses and other current assets	5,503	54	—		5,557
Current deferred tax asset	1,798	—	—		1,798
Total current assets	16,206	418	(901)		15,723
Property and equipment, net	9,398	350	196	(c)	9,944
Notes receivable, net	255	—	—		255
Goodwill	96,080	—	2,377	(c)	98,457
Trade name and trademarks	87,002	—	—		87,002
Definite-life intangibles, net	46,267	24	492	(c)	46,783
Deferred finance charges, net	2,384	—	—		2,384
Other assets	3,642	—	—		3,642
Total assets	$261,234	$792	$2,164		$264,190

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$2,515	$106	$(106)	(b,d)	$2,515
Accrued and other liabilities	8,150	70	(16)	(c,d)	8,204
Unearned franchise and development fees	2,802	—	—		2,802
Current portion of long-term debt	—	37	(37)	(d)	—
Total current liabilities	13,467	213	(159)		13,521
Long-term debt, net of current portion	115,083	122	2,778	(d,e)	117,983
Unearned franchise and development fees	1,034	—	—		1,034
Deferred tax liability	40,702	—	—		40,702
Other long-term liabilities	1,493	78	(17)	(c,d)	1,554
Total liabilities	171,779	413	2,602		174,794

Shareholders' Equity:
Common Stock	169	1	(1)	(f)	169
Additional paid-in capital	117,158	—	—		117,158
Stock subscription receivable	(100)	—	—		(100)
(Accumulated deficit) retained earnings	(28,161)	378	(437)	(f,g)	(28,220)
Total shareholders' equity	89,066	379	(438)		89,007
Noncontrolling interests	389	—	—		389
Total equity	89,455	379	(438)		89,396
Total liabilities and shareholders' equity	$261,234	$792	$2,164		$264,190

 See the accompanying notes to the unaudited pro forma condensed combined balance sheet.

(1) Historical Company
Represents the unaudited consolidated balance sheet of the Company as of June 30, 2014.
(2) Historical Drake Enterprises
Represents the unaudited historical balance sheet as of June 30, 2014 of Drake Enterprises. This information should be read in conjunction with the historical financial statements of Drake Enterprises, included in this Form 8-K/A in Exhibit 99.1.
(3) Acquisition Accounting Adjustments
The following adjustments relate to the acquisition accounting effects of the 2014 Store Acquisition:

(a)
Reflects the net effect of the purchase consideration of $3.5 million and the financing of $2.9 million from the issuance of a note payable. In addition, reflects cash not acquired from the 2014 Store Acquisition of $0.3 million (see note (d) below) and payment of transaction costs of $0.1 million (see note (g) below).

(b)	Reflects the elimination of intercompany amounts between Drake Enterprises and the Company.

(c)
Reflects the effect of the preliminary purchase consideration transferred and the preliminary fair value measurement of identifiable assets acquired and liabilities assumed under the acquisition method of accounting based on a preliminary valuation for the acquisition as summarized below (in thousands):

Drake Enterprises Acquisition
Cash consideration for acquisition	$512
Notes payable for acquisition	2,900
Deferred consideration / holdback	54
Total consideration transferred (*1)	$3,466
Book value of net assets acquired
Historical book value of net assets acquired	378
Net liabilities not assumed (see note (d) below)	83
Adjusted book value of net assets acquired	461
Acquisition accounting adjustments to reflect fair value of net assets:
Property and equipment, net (*2)	196
Reacquired franchise rights (*3)	492
Asset retirement obligation	(61)
Goodwill	2,377
Total	$3,004

(*1)	The consideration transferred in the above acquisition is subject to customary closing adjustments to working capital.

(*2)	Property and equipment from the above acquisition will be depreciated using a straight-line method over estimated useful lives, ranging from two to five years.

(*3)	The reacquired franchise rights have weighted-average useful lives of three years.
The final acquisition accounting will be determined at a later date and is dependent on a number of factors, including the final valuation of tangible and identifiable intangible assets acquired and liabilities assumed. The acquisition accounting may change upon the receipt of more detailed information and such changes could result in a material change to the unaudited pro forma condensed combined financial information.

(d)	The following assets and liabilities of Drake Enterprises were not acquired and not assumed by the Company in the 2014 Store Acquisition (in thousands):

Drake Enterprises Acquisition
Cash and cash equivalents	$(322)
Accounts payable	98
Accrued expenses	70
Other long-term liabilities	78
Current portion of long-term debt	37
Long-term debt	122
Net liabilities not assumed	$83

(e)	Reflects additional indebtedness of $2.9 million in the form of a note payable to fund the purchase consideration for the Drake Enterprises acquisition.

(f)	Reflects the elimination of the stockholder's equity of Drake Enterprises.

(g)
Transaction costs were related to acquisition-related activities and are based on our current estimates. These estimates will be revised to reflect actual amounts. The total estimated transaction costs attributed to acquisition-related activities in connection with the 2014 Store Acquisition was approximately $0.1 million, reflected as a reduction of cash and retained earnings in the unaudited pro forma condensed combined balance sheet. The unaudited pro forma condensed combined statements of operations do not reflect the transaction fees attributed to acquisition-related activities, as these costs were deemed to be non-recurring.

PAPA MURPHY’S HOLDINGS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 30, 2013
(dollars in thousands, except share and per share data)

	HISTORICAL COMPANY(1)	HISTORICAL DRAKE ENTERPRISES(2)	HISTORICAL KK GREAT PIZZA(3)	HISTORICAL TBD BUSINESS GROUP(4)	ACQUISITION ACCOUNTING ADJUSTMENTS(5)		PRO FORMA
REVENUES
Franchise royalties	$36,897	$—	$—		$(584)	(a)	$36,313
Franchise and development fees	4,330	—	—	—	—		4,330
Company-owned store sales	39,148	4,984	2,471	4,242	—		50,845
Lease income	120	—	—	—	—		120
Total revenues	80,495	4,984	2,471	4,242	(584)		91,608
COSTS AND EXPENSES
Store operating costs (exclusive of depreciation and amortization shown separately below):
Cost of food and packaging	14,700	1,839	811	1,603	—		18,953
Compensation and benefits	10,687	1,190	582	837	—		13,296
Advertising	3,820	439	164	332	—		4,755
Occupancy	2,365	376	171	229	—		3,141
Other store operating costs	3,988	528	267	331	(584)	(a)	4,530
Selling, general, and administrative	24,180	158	160	106	—		24,604
Depreciation and amortization	6,973	134	32	115	862	(b)	8,116
Loss on disposal or impairment of property and equipment	847	—	—	—	—		847
Total costs and expenses	67,560	4,664	2,187	3,553	278		78,242
Operating income	12,935	320	284	689	(862)		13,366
Interest expense	10,523	16	—	14	788	(c)	11,341
Interest income	(94)	—	—	—	—		(94)
Loss on early retirement of debt	4,029	—	—	—	—		4,029
Other expense, net	44	—	—	—	—		44
Income (loss) before income taxes	(1,567)	304	284	675	(1,650)		(1,954)
Provision (benefit) for income taxes	1,024	—	—	—	(145)	(d)	879
Net income (loss)	(2,591)	304	284	675	(1,505)		(2,833)
Net loss attributable to noncontrolling interests	19	—	—	—	—		19
Net income (loss) attributable to Papa Murphy’s	$(2,572)	$304	$284	$675	$(1,505)		$(2,814)
Loss per share of common stock
Basic(6)	$(2.34)						$(2.39)
Diluted(6)	$(2.34)						$(2.39)
Weighted-average common stock outstanding
Basic(6)	3,847,861						3,847,861
Diluted(6)	3,847,861						3,847,861

 See the accompanying notes to the unaudited pro forma condensed combined statement of operations.

PAPA MURPHY’S HOLDINGS, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2014
(dollars in thousands, except share and per share data)

	HISTORICAL COMPANY(1)	HISTORICAL DRAKE ENTERPRISES(2)	ACQUISITION ACCOUNTING ADJUSTMENTS(5)		PRO FORMA
REVENUES
Franchise royalties	$19,384	$—	$(125)	(a)	$19,259
Franchise and development fees	2,031	—	—		2,031
Company-owned store sales	23,495	2,490	—		25,985
Lease income	2,053	—	—		2,053
Total revenues	46,963	2,490	(125)		49,328
COSTS AND EXPENSES
Store operating costs (exclusive of depreciation and amortization shown separately below):
Cost of food and packaging	9,089	935	—		10,024
Compensation and benefits	5,935	580	—		6,515
Advertising	2,244	218	—		2,462
Occupancy	1,334	196	—		1,530
Other store operating costs	2,076	256	(125)	(a)	2,207
Selling, general, and administrative	17,023	78	—		17,101
Depreciation and amortization	3,808	71	94	(b)	3,973
Loss on disposal or impairment of property and equipment	42	—	—		42
Total costs and expenses	41,551	2,334	(31)		43,854
Operating income	5,412	156	(94)		5,474
Interest expense	5,428	5	96	(c)	5,529
Interest income	(53)	—	—		(53)
Loss on early retirement of debt	1,191	—	—		1,191
Other expense, net	55	—	—		55
Income (loss) before income taxes	(1,209)	151	(190)		(1,248)
Provision (benefit) for income taxes	(421)	—	(15)	(d)	(436)
Net income (loss) attributable to Papa Murphy’s	$(788)	$151	$(175)		$(812)
Loss per share of common stock
Basic(6)	$(0.39)				$(0.39)
Diluted(6)	$(0.39)				$(0.39)
Weighted-average common stock outstanding
Basic(6)	7,612,646				7,612,646
Diluted(6)	7,612,646				7,612,646

 See the accompanying notes to the unaudited pro forma condensed combined statement of operations.

(1) Historical Company
Represents the audited consolidated statement of operations of the Company for the year ended December 30, 2013 and the unaudited consolidated statement of operations of the Company for the six months ended June 30, 2014.
(2) Historical Drake Enterprises
Represents the audited historical statement of operations of Drake Enterprises for the fiscal year ended December 30, 2013 and the unaudited historical statement of operations of Drake Enterprises for the six months ended June 30, 2014. This information should be read in conjunction with the historical financial statements of Drake Enterprises, included in this Form 8-K/A in Exhibit 99.1.
(3) Historical KK Great Pizza
Represents the historical statements of operations of KK Great Pizza for the period prior to the acquisition on November 4, 2013. This information should be read in conjunction with the historical financial statements of KK Great Pizza, included in in the Registration Statement. The KK Great Pizza acquisition was consummated on November 4, 2013 and results of operations subsequent to the acquisition are reflected in the Company's historical statements of operations.
(4) Historical TBD Business Group
Represents the historical carve-out statements of operations of TBD Business Group for the period prior to the acquisition on December 16, 2013. This information should be read in conjunction with the historical carve-out financial statements of TBD Business Group included in in the Registration Statement. The TBD Business Group acquisition was consummated on December 16, 2013 and results of operations subsequent to the acquisition are reflected in the Company's historical statements of operations.
(5) Acquisition Accounting Adjustments
The following adjustments relate to the acquisition accounting effects of the Store Acquisitions:

(a)
Drake Enterprises, KK Great Pizza and TBD Business Group were franchise owners of the Company prior to the acquisitions. The adjustment reflects the elimination of franchise royalty revenue of the Company and franchise royalty expense of Drake Enterprises, KK Great Pizza, and TBD Business Group as follows (in thousands):

	FISCAL YEAR ENDED DECEMBER 30, 2013
	DRAKE ENTERPRISES	KK GREAT PIZZA	TBD BUSINESS GROUP	TOTAL
Franchise royalty revenue (Company)	$248	$124	$212	$584
Franchise royalty expense (Acquirees)	$248	$124	$212	$584

SIX MONTHS ENDED JUNE 30, 2014
Franchise royalty revenue (Company)	$125
Franchise royalty expense (Drake Enterprises)	$125

(b)
Reflects additional depreciation of property and equipment and amortization of definite-life intangibles (reacquired franchise rights) resulting from the preliminary acquisition accounting related to the Drake Enterprises, KK Great Pizza and TBD Business Group acquisitions as follows (in thousands):

	FISCAL YEAR ENDED DECEMBER 30, 2013
	DRAKE ENTERPRISES	KK GREAT PIZZA	TBD BUSINESS GROUP	TOTAL
Depreciation	$50	$52	$7	$109
Amortization	146	216	391	753
Total	$196	$268	$398	$862

SIX MONTHS ENDED JUNE 30, 2014
Depreciation (Drake Enterprises)	$50
Amortization (Drake Enterprises)	146
Total	$196

(c)
Reflects additional interest expense related to (i) notes issued in principal amount of $2.9 million bearing interest at 7.0% as part of the purchase consideration of Drake Enterprises, (ii) notes issued in principal amount of $2.9 million bearing interest at 5.0% as part of the purchase consideration of TBD Business Group, and (iii) borrowings under our senior secured credit facilities in principal amount of $6.4 million with an interest rate of 6.75% to fund the 2013 Store Acquisitions.

(d)
Reflects the estimated tax effects resulting from the pro forma adjustments related to the Store Acquisitions at the Company’s estimated statutory tax rate of 37.5% for 2013 and 37.75% for 2014. Additionally, this adjustment reflects the pre-acquisition period tax effects of the historical results of operations of Drake Enterprises ($30,000 in fiscal year 2013 and $15,000 in the six months ended June 30, 2014), KK Great Pizza ($107,000 in fiscal year 2013), and TBD Business Group ($253,000 in fiscal year 2013) at the Company’s estimated statutory tax rates as these businesses were non-taxable entities prior to their respective acquisitions by the Company.

(6) Earnings Per Share
The unaudited pro forma condensed combined basic and diluted loss per share calculations are based on historical basic and diluted weighted-average shares of common stock. Pro forma basic and diluted loss per share was calculated by dividing pro forma net loss available to common stockholders by the historical basic and diluted weighted-average shares of common stock.